OFFICE OF THE SECRETARY OF STATE
OF THE STATE OF COLORADO

CERTIFICATE OF DOCUMENT FILED

I, Jena Griswold , as the Secretary of State of the State of Colorado, hereby certify that, according to the records of this office, the attached document is a true and complete copy of the

Merger

with Document # 20218064423 of
Splash Beverage Group, Inc.

(Entity ID # 20218064423)

consisting of 5 pages.

This certificate reflects facts established or disclosed by documents delivered to this office on paper through 11/04/2021 that have been posted, and by documents delivered to this office electronically through 11/08/2021@ 18:09:22.

I have affixed hereto the Great Seal of the State of Colorado and duly generated, executed, and issued this official certificate at Denver, Colorado on 11/08/2021 @ 18:09:22 in accordance with applicable law. This certificate is assigned Confirmation Number 13569878 .

Secretary of State of the State of Colorado

Document processing fee
If document is filed on paper $150.00
If document is filed electronically Currently Not Available
Fees & forms/cover sheets are subject to change.
To file electronically, access instructions for this form/cover sheet and other information or print copies of filed documents, visit www.sos.state.co.us and select Business.
Paper documents must be typewritten or machine printed.

20218064423
$300.00
SECRETARY OF STATE
11/08/2021 15:32:50

ABOVE SPACE FOR OFFICE USE ONLY

Statement of Merger
(Surviving Entity is a Foreign Entity)
filed pursuant to § 7-90-203.7 and § 7-90-204.5 of the Colorado Revised Statutes (C.R.S.)

1. For each merging entity, its ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

(Caution: At least one merging entity must be an entity formed under the laws of Colorado.)

ID Number: 20121184249
(Colorado Secretary of State ID number)

Entity name or true name: Splash Beverage Group, Inc.

Form of entity: Corporation

Jurisdiction: Colorado

Street address: 1314 E Las Olas Blvd. Suite 221
(Street number and name)

Fort Lauderdale (City) FL (State) 33301 (ZIP/Postal Code)
(Province – if applicable) USA (Country)

Mailing address
(leave blank if same as street address)
(Street number and name or Post Office Box information)

(City) *(State)* *(ZIP/Postal Code)*
(Province – if applicable) *(Country)*

ID Number
(Colorado Secretary of State ID number)

Entity name or true name

Form of entity

Jurisdiction ______________________

Street address ______________________
(Street number and name)
____
______________________ ______ ______________________
(City) (State) (ZIP/Postal Code)
______________________ ______________________
(Province – if applicable) (Country)

Mailing address ______________________
(leave blank if same as street address) (Street number and name or Post Office Box information)
____
______________________ ______ ______________________
(City) (State) (ZIP/Postal Code)
______________________ ______________________.
(Province – if applicable) (Country)

ID Number ______________________
(Colorado Secretary of State ID number)

Entity name or true name ______________________

Form of entity ______________________

Jurisdiction ______________________

Street address ______________________
(Street number and name)
____
______________________ ______ ______________________
(City) (State) (ZIP/Postal Code)
______________________ ______________________
(Province – if applicable) (Country)

Mailing address ______________________
(leave blank if same as street address) (Street number and name or Post Office Box information)
____
______________________ ______ ______________________
(City) (State) (ZIP/Postal Code)
______________________ ______________________.
(Province – if applicable) (Country)

(If the following statement applies, adopt the statement by marking the box and include an attachment.)
☐ There are more than three merging entities and the ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and the principal address of each additional merging entity is stated in an attachment.

2. For the surviving entity which is a foreign entity, its entity ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

*(**Caution:** The surviving entity cannot be an entity formed under the laws of Colorado.)*

ID Number ______________________
(Colorado Secretary of State ID number)

Entity name or true name	Splash Beverage Group, Inc.
Form of entity	Corporation
Jurisdiction	Nevada
Street address	1314 E Las Olas Blvd. Suite 221 *(Street number and name)*
	Fort Lauderdale *(City)* FL *(State)* 33301 *(ZIP/Postal Code)*
	(Province – if applicable) USA *(Country)*
Mailing address (**leave blank** if same as street address)	*(Street number and name or Post Office Box information)*
	(City) *(State)* *(ZIP/Postal Code)*
	(Province – if applicable) *(Country)*

3. Each merging entity has been merged into the surviving foreign entity.

4. *(If the following statement applies, adopt the statement by marking the box and state the appropriate document number(s).)*

☐ One or more of the merging entities is a registrant of a trademark described in a filed document in the records of the secretary of state and the document number of each filed document is

Document number ______________

Document number ______________

Document number ______________

(If the following statement applies, adopt the statement by marking the box and include an attachment.)

☐ There are more than three trademarks and the document number of each additional trademark is stated in an attachment.

5. *(Mark the applicable box and complete the statement.* ***Caution:*** *Mark only one box.)*

☐ The surviving foreign entity maintains a registered agent in this state.

OR

☒ The surviving foreign entity does not maintain a registered agent in this state and service of process may be addressed to the entity and mailed to the principal address pursuant to section 7-90-704 (2), C.R.S.

OR

☐ The surviving foreign entity has not maintained a registered agent in this state and appoints a registered agent to accept service pursuant to section 7-90-204.5, C.R.S. The person appointed as registered agent has consented to being so appointed. Such registered agent's name and address are

Name
(if an individual) ______________ *(Last)* ______________ *(First)* ______________ *(Middle)* ______ *(Suffix)*

OR

(if an entity) ______________________
*(**Caution:** Do not provide both an individual and an entity name.)*

Street address ______________________
(Street number and name)

____

______________________ CO ______________________
(City) *(State)* *(ZIP Code)*

Mailing address ______________________
(leave blank, if same as street address) *(Street number and name or Post Office Box information)*

____

______________________ CO ______________________
(City) *(State)* *(ZIP Code)*

6. *(If applicable, adopt the following statement by marking the box and include an attachment.)*
   ☐ This document contains additional information as provided by law.

7. *(**Caution:** Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)*

   (If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)
   The delayed effective date and, if applicable, time of this document are 11/09/2021 12:00pm.
   (mm/dd/yyyy hour:minute am/pm)

Notice:

Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual's act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.

8. The true name and mailing address of the individual causing this document to be delivered for filing are

Huge	Dean		
(Last)	*(First)*	*(Middle)*	*(Suffix)*

1314 E Las Olas Blvd. Suite 221
(Street number and name or Post Office Box information)

____

Fort Lauderdale	FL	33301
(City)	*(State)*	*(ZIP/Postal Code)*

______________________ ______________________.
(Province – if applicable) *(Country)*

(If applicable, adopt the following statement by marking the box and include an attachment.)
☐ This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:

This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user's legal, business or tax advisor(s).